EXHIBIT 10.30

“ADDENDUM”

With the understanding that all material aspects of both the June 1, 1999, Research and License Agreement and the April 23, 2002, Agreement to Amend Research and License Agreement remain in full force and effect, the parties hereby agree to amend and restate Appendix C, which is attached hereto, to include all elected Inventions included therein, pursuant to Section 4.2 of the June 1, 1999, Research and License Agreement.

IN WITNESS WHEREOF, and intending to be bound hereby, each Party has caused this Agreement to be signed.

OXiGENE, INC.

By:	/s/ FREDERICK W. DRISCOLL
Name: Frederick W. Driscoll Title: President & CEO

BAYLOR UNIVERSITY

By:	/s/ DONALD D. SCHMELTEKOPF
Name: Donald D. Schmeltekopf Title: Provost & VP for Academic Affairs

ATTEST:

By:	/s/ MARSHA J. DUCKWORTH

APPENDIX C

ELECTED INVENTIONS

Non-Exclusive Licenses:

Exclusive Licenses:

1)	International Application No. PCT/US00/25408, filed on September 15, 2000 and published with WIPO Publication No. WO 01/19794, entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

2)	Australian Application No. 74934/00, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

3)	Canadian Patent Application (Application No. has not been assigned), filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

4)	Japanese Application No. 523374/01, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents.”

5)	European Application No. 00963531.9, filed on September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitotic and Anti-tubulin Polymerization Agents”.

6)	US Patent Application No. 10/070,484, filed September 15, 2000 claiming priority to PCT/US00/25408 entitled “Indole-containing and Combretastatin-related Anti-mitrotic and Anti-tubulin Polymerization Agents.”

7)	International Application No. PCT/USO1/07539, filed on March 9, 2001 and published with WIPO Publication No. WO 01/68654, entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

8)	Australian Application No. 2001243527, claiming priority to PCT/US01/07539 filed on March 9, 2001 entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

9)	Canadian Application No. 2,407,967, claiming priority to PCT/USO1/07539 filed on March 9, 2001 entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

10)	European Application No. 01916509.1, claiming priority to PCT/US01/07539 filed on March 9, 2001 entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

11)	Japanese Application No. 2001-567745, claiming priority to PCT/USO1/07539 filed on March 9, 2001 entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

12)	US Patent Application No. 09/804,280, March 12, 2001 entitled “Tubulin Binding Ligands and Corresponding Prodrug Constructs.”

13)	US Patent Application No. 10/281,528, filed on October 28, 2002 by David Chaplin et al., entitled “Functionalized Stilbene Derivatives as Improved Vascular Targeting Agents.”

14)	US Provisional Patent Application No. 60/430,397, filed on December 3, 2002 by Robert Kane et al., entitled “Nucleoside Prodrugs Resistant to Metabolic Deactivation.”